SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934



                                  June 28, 2007
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                          ODYSSEY MARINE EXPLORATION, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



          NEVADA                  1-31895                 84-1018684
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                            5215 West Laurel Street
                             Tampa, Florida  33607
           -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                (813) 876-1776
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

     On June 28, 2007, the officers of Odyssey Marine Exploration, Inc. (the "Company"), pursuant to authorization by the Company's Board of Directors, notified the American Stock Exchange ("AMEX") that the Company intends to voluntarily withdraw its listing on the AMEX in order to transfer its listing to The NASDAQ Stock Market.

     The Company anticipates that its common stock will commence trading on NASDAQ on or about July 10, 2007, and will trade under the symbol "OMEX".

     A copy of the press release announcing the transfer of the Company's listing to NASDAQ is attached as Exhibit 99.1 to this report.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The exhibit identified below is filed as part of this report:

     Exhibit 99.1   Press Release dated June 28, 2007


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ODYSSEY MARINE EXPLORATION, INC.



Dated: June 29, 2007                By: /s/ David A. Morris
                                        David A. Morris
                                        Secretary/Treasurer